Intangible Asset	6 Months Ended
Jun. 30, 2024
Intangible Asset [Abstract]
INTANGIBLE ASSET

NOTE 4:- INTANGIBLE ASSET

On September 30, 2022, the Company announced the closing of the acquisition (“Wellution Acquisition”) of WellutionTM, an Amazon Marketplace account and American food supplement and cosmetics brand and trademark (the “Brand”). In connection with the Wellution Acquisition, the Company incorporated a new wholly owned Delaware subsidiary, SciSparc Nutraceuticals., to hold the new assets. The definitive agreement for the acquisition of the Brand was entered into with Merhavit M.R.M Holding and Management Ltd (“M.R.M”).

At the closing, the Company paid a cash payment of $4,540 and an additional $321 in purchase costs.

In addition, the Company issued to M.R.M $15,000 worth of warrants to purchase ordinary shares of the Company at an exercise price of $7.00 per share (with a cashless exercise mechanism) and with an exercise period of five years from the closing of the Wellution Acquisition (the “September 2022 Warrants”). The September 2022 Warrants will become exercisable upon the earlier of (i) an achievement of $100 million of gross sales by the Brand in the aggregate or (ii) if the price of the Company’s ordinary shares closes at $10.00 per share or above. On March 26, 2024, M.R.M. agreed with the Company to waive all its rights under the M.R.M. Warrants and have the M.R.M. warrants cancelled for no consideration.

The Company reviewed the transaction and deemed it to be the purchase of assets for accounting purposes under generally accepted accounting principles. The Company reviewed the guidance under International Financial Reporting Standard (“IFRS”) 3, Business Combinations, for the transaction and determined that the fair value of the gross assets acquired was concentrated in a single identifiable asset, a brand. Accordingly, the Company treated the transaction as an asset acquisition. On the closing date of the Wellution Acquisition, the Company fully recognized the Wellution Acquisition amount total of $4,861 as an intangible asset, to be amortized over a period of 10 years.

In the years ended December 31, 2022, and 2023, the Brand recorded significant losses. As of December 31, 2023, the Company has determined there are signs of decline in the value of the Brand and recognized a loss as a result of impairment to its intangible asset of $1,042.

The impairment loss was determined based on the revenue projections of the Brand, using the relief from royalty approach. Under the relief from royalty approach, the fair value of a brand is determined based on discounted future royalty payments that the owner of the asset would have been required to pay if instead of purchasing the intangible asset it would have been licensed from a third party. Revenues were projected for a period of 8.7 years commensurate with the remaining estimated useful life of the Brand and with no terminal value. The projections were determined based on the current period revenues, assuming a short-term growth rate that is consistent with management’s expectations that revenues of the Brand will resume their past extent, as of the date of purchase of the Brand, a growth rate thereafter of 13.8% and a declining growth rate for the long term, reaching 2% at the terminal year. Theoretical royalties arising from the Brand were capitalized at a discount rate of 20.6%.

The table below summarizes the fair value of the intangible asset:

Balance at January 1, 2023	$4,717
Loss on impairment of intangible asset	(1,042)
Depreciation of intangible asset	(486)

Balance at December 31, 2023	3,189

Depreciation of intangible asset	(183)

Balance at June 30, 2024	$3,006

During the six months ended June 30, 2024, and 2023, the Company recorded depreciation expenses with respect to intangible asset in the amount of $183 and $ 243, respectively.